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                                 EXHIBIT 23(b)

                        CONSENT OF ARTHUR ANDERSEN LLP
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     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated
________________, 1995 included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.


Lancaster, Pennsylvania                   ARTHUR ANDERSEN LLP


December ____, 1995                       By:
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